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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 28, 2001
              (Date of earliest event reported: February 23, 2001)

                                 UDATE.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
            Delaware                       000-31022                          33-0835561
(State or Other Jurisdiction of     Commission File Number         (I.R.S. Employer Identification No.)
 Incorporation or Organization)
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               New Enterprise House, St. Helens
               Street, Derby England                             DE1 3GY
               (Address of Principal
               Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (877) 802-7243

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last report)



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ITEM 5.        OTHER EVENTS.

        On or about February 23, 2001, holders of a majority of the issued and outstanding shares of uDate.com, Inc., a California corporation ("uDate-California") acting by written consent approved a proposal to reincorporate uDate-California under the laws of Delaware pursuant to an Agreement and Plan of Merger between uDate-California and uDate.com, Inc., a Delaware corporation ("uDate-Delaware") and wholly-owned subsidiary of uDate-California (the "Reincorporation"). The Reincorporation became effective on March 27, 2001.

        The Reincorporation did not result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of uDate-California. Certificates for uDate-California's shares automatically represent an equal number of shares in uDate-Delaware following the effectiveness of the Reincorporation.

        By virtue of the operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all shares of uDate-Delaware common stock issued to the holders of issued and outstanding shares of uDate-California common stock immediately prior to the effective time of the Reincorporation are deemed automatically registered under Section 12(g) of the Exchange Act; and uDate-Delaware will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner as uDate-California had been subject to such requirements immediately prior to the Reincorporation.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

7(c)           Exhibits

Exhibit No.    Description

2.1 Agreement and Plan of Merger of uDate.com, Inc., a California corporation, and uDate.com, Inc., a Delaware corporation, dated effective as of March 27, 2001

3.1 Certificate of Incorporation of uDate.com, Inc., a Delaware corporation, incorporated by reference to Appendix B of the uDate.com, Inc. definitive Information Statement filed March 6, 2001

3.2 Bylaws of uDate.com, Inc., a Delaware corporation, incorporated by reference to Appendix C of the uDate.com, Inc. definitive Information Statement filed March 6, 2001



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UDATE.COM, INC.
                                          (Registrant)

Date: March 28, 2001                      By: /s/ Martin R. Clifford
                                              ----------------------
                                                Martin R. Clifford
                                                Executive Vice President and
                                                Assistant Secretary



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Exhibit Index

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
Exhibit No.    Description
2.1            Agreement and Plan of Merger of uDate.com, Inc., a California
               corporation, and uDate.com, Inc., a Delaware corporation, dated effective as of March 27, 2001

3.1 Certificate of Incorporation of uDate.com, Inc., a Delaware corporation, incorporated by reference to Appendix B of the uDate.com, Inc. definitive Information Statement filed March 6, 2001

3.2 Bylaws of uDate.com, Inc., a Delaware corporation, incorporated by reference to Appendix C of the uDate.com, Inc. definitive Information Statement filed March 6, 2001
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